UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 1, 2012

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

Harvey Kesner, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 3.02.	Unregistered Sales of Equity Securities.

On March 1, 2012, Tonix Pharmaceuticals Holding Corp. (the “Company”) issued an aggregate of 92.5926 units (“Units”) to certain investors (the “Purchasers”) for aggregate cash proceeds of $2,314,815 (the “Financing”).

Each Unit had a purchase price of $25,000 per Unit and consisted of Twenty Five Thousand (25,000) shares of the Company’s common stock, $0.001 par value (the “Common Stock”), a Class A Warrant to purchase Twenty Five Thousand (25,000) shares of Common Stock (the “Class A Warrants”), and a Class B Warrant to purchase up to Twenty Five Thousand (25,000) shares of Common Stock (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”).

The Class A Warrants have an exercise price of $1.25 per share of Common Stock and will be exercisable for a period of five years from the date of issuance. The Class B Warrants may not be exercised by the Purchasers and will be exercised automatically on their expiration date by cashless exercise or expire without exercise. In the event that the average of the Company’s daily volume weighted average price is below $0.75 during the 10 trading days after the Announcement Date (as hereinafter defined) (the “Measuring Period”), then the holder will be entitled to receive additional shares of the Company’s Common Stock upon the exercise of the Class B Warrants on the expiration date, which is the 12th trading day after the Announcement Date. In the event that the Company’s average daily volume weighted average price is at or above $0.75 during the Measuring Period, the Class B Warrants will expire unexercised. The Announcement Date is the earlier of (1) the date on which the Company announces via press release the results of the pharmacokinetic study of its TNX-102 drug formulation; or (2) June 1, 2012.

The number of shares issuable upon the cashless exercise of the Class B Warrant is equal to the quotient obtained by dividing [(A-B) [((C-A) *D)/ A]] by (A), where:

(A) = the average of the Company’s daily volume weighted average price during the Measuring Period;

(B) = $0.01, which is the exercise price of the Class B Warrant;

(C) = $1.00, which is the purchase price of the Class B Warrant; and

(D) = the number of Shares purchased by the Class B Warrant holder.

However, for purposes of this calculation, in no event shall the average of the Company’s daily volume weighted average price be less than $0.50. For example, in the event that an investor purchases one Unit and the average of the Company’s daily volume weighted average price is $0.50, then the Class B Warrant will be exercised and the holder will receive 24,500 shares of Common Stock.

In connection with the Financing, the Company paid a FINRA registered broker-dealer (the “Agent”) a cash payment of $231,482, which represented an 8% commission and a 2% non-accountable expense allowance of the gross proceeds delivered by Purchasers in the Financing. In addition, the Agent earned warrants to purchase shares of Common Stock equal to 10% of the gross proceeds delivered by Purchasers in the Financing (the “Agent Warrants”), which have an exercise price of $1.25 per share of Common Stock, will be exercisable for a period of seven years, contain customary anti-dilution protection and are entitled to piggy-back registration rights.

Pursuant to the Warrants, no Purchaser may exercise such Purchaser’s Warrant if such exercise would result in the Purchaser beneficially owning in excess of 4.99% of the Company’s then issued and outstanding common stock. A Purchaser may, however, increase or decrease this limitation (but in no event exceed 9.99% of the number of shares of Common Stock issued and outstanding) by providing the Company with 61 days’ notice that such holder wishes to increase or decrease this limitation.

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In connection with the Financing, the Company granted each Purchaser registration rights.  The Company is obligated to use its best efforts to cause a registration statement registering for resale the Common Stock included in the Units and the Common Stock underlying the Warrants and the Agent Warrants to be filed no later than 60 days from the date of termination of the Financing and must be declared effective no later than 120 days from the date of termination of the Financing.  Moreover, the Company will maintain the effectiveness of the registration statement from its effective date unless all securities registered under the registration statement have been sold or are otherwise able to be sold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).  If we fail to comply with the registration statement filing or effective date requirements, we are required to pay the investors a fee equal to 1.0% of the Purchaser’s investment, for each 30-day period of delay, subject to a maximum payment of 10% to each Purchaser.

To date, the Company has issued an aggregate of 264.7106 Units to Purchasers for aggregate cash proceeds of $4,692,765 and the exchange of $1,925,000 in previously issued secured convertible debentures of the Company that were converted into Units. As of March 1, 2012, upon the issuance of the shares of Common Stock described herein, the Company has 34,278,432 shares of Common Stock issued and outstanding.

The Units sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

ITEM 8.01	Other Events.

On March 6, 2012, the Company issued a press release relating to the transactions discussed in Items 1.01 and 3.02 above. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Item 8.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Form of Subscription Agreement, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 23, 2012 and incorporated herein by reference.

10.02	Form of Class A Warrant, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 23, 2012 and incorporated herein by reference.

10.03	Form of Class B Warrant, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 23, 2012 and incorporated herein by reference.

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10.04	Form of Registration Rights Agreement, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 23, 2012 and incorporated herein by reference.

99.01	Press Release, issued by Tonix Pharmaceuticals Holding Corp. on March 6, 2012.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: March 6, 2012	By:	/s/ SETH LEDERMAN
Seth Lederman Chief Executive Officer

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